UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2019

Item 1. Report to Stockholders.
The annual report to stockholders for the year ended June 30, 2019 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Annual Report
June 30, 2019

priorityincome.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances at least 80% of our total assets, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  4

Letter to Stockholders

Dear Stockholders,

We are pleased to present this annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the fiscal year ended June 30, 2019. Priority has made regular monthly distributions for each month of the past 22 quarters and declared bonus distributions for each of the past 22 quarters.

Dividend Policy
To qualify for tax treatment as a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations (distributable income), rather than accounting income. In certain periods, we expect our annual distributable income to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes (1) interest income from our underlying collateralized loan obligation (“CLO”) equity investments, (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income.

Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

Market Commentary
In this annual report, we refer to “Senior Secured Loans” collectively as senior secured loans made to primarily U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

In fiscal year 2019 we continued to implement Priority’s strategy of targeting attractive risk-adjusted investments in CLO debt and CLO equity that further our primary objective of providing our stockholders with current income. Priority accomplished the following in fiscal year 2019:

(i)	Invested in 45 CLO equity investments totaling $193.7 million in par value and $145.8 million in cost basis

(ii)	Invested in 14 CLO debt investments totaling $56.3 million in par value and $52.9 million in cost basis.

(iii)	Increased the base dividend from 7.0% (as a percentage of our gross offering price) to 8.0% in September 2018.

(iv)	Continued to pay a base dividend and bonus dividend totaling 10.0% based on our original gross offering price of $15.00 per share.

(v)
Following our inaugural preferred stock offering (NYSE: PRIFA) in June 2018, we issued an additional three preferred offerings and an add-on to PRIFA. Priority currently has the following preferreds outstanding:

1.	Series A (NYSE: PRIFA) - 6.375% totaling $37.50 million due June 2025

2.	Series B (NYSE: PRIFB) - 6.250% totaling $25.00 million due December 2023

3.	Series C (NYSE: PRIFC) - 6.625% totaling $40.25 million due June 2024

4.	Series D (NYSE: PRIFD) - 7.000% totaling $27.43 million due June 2029

(vi)
Priority currently has $130.2 million of preferreds outstanding resulting in a ratio of 0.33x preferred to common equity as of June 30, 2019. Our goal is to target approximately 0.50x debt plus preferred to common equity over time.

(vii)	Priority completed the merger of the Stira Alcentra Global Credit Fund in May 2019.

Since our last semi-annual report period end date of December 31, 2018, Priority invested in 26 CLO equity investments totaling $128.7 million in par value and $93.5 million in cost basis, as well as seven CLO debt investments totaling $20.5 million in par value and $18.4 million in cost basis.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  5

We increased our exposure to CLO debt investments in fiscal year 2019 as the volatility in the second half of 2018 resulted in higher returns for CLO debt and attractive risk adjusted returns.

As of June 30, 2019, Priority held 102 CLO equity investments and 14 CLO debt investment with an underlying collateral pool of approximately 2,800 Senior Secured Loans.

U.S. CLO issuance in the first six calendar months of 2019 was $65.09 billion1, a 5.9% decrease from the first six calendar months of 2018. While CLO issuance in the first six calendar months of 2019 slightly declined from the record pace of 2018, it was in line with CLO research analyst projections for full year 2019 of $90 billion to $140 billion2:

•	Bank of America Merrill Lynch: $105 billion

•	Deutsche Bank: $110 billion

•	JP Morgan: $130 billion - $140 billion

•	Morgan Stanley: $90 billion

•	Nomura: $110 billion

•	Wells Fargo: $110 billion

Strong CLO issuance in the first six calendar months of 2019 led to the CLO market size increasing to $623 billion at June 30, 20193, and CLOs represented 68.3% of the buyer base in the institutional Senior Secured Loan market4, highlighting the importance of the CLO market.

The volume of CLO refinancings and CLO resets (also known as extensions) significantly declined in the first six calendar months of 2019 as CLO liability spreads remained at the wider end of the range over the past 24 months. A CLO refinancing is an occurrence where all or part of the CLO liabilities are refinanced at a lower spread without a change in CLO maturity. The CLO refinancing at lower rates directly benefits the equity investors in CLOs given such refinancing reduces the spread cost of CLO financing. A CLO reset is an occurrence where all of the CLO liabilities are refinanced and the CLO reinvestment period is extended typically by two to five years. In first six calendar months of 2019, only $10.56 billion of CLOs were reset and $12.51 billion of CLOs were refinanced compared to $122.09 billion of CLO resets and $33.8 billion of CLO refinancings in 2018.1

Priority participated in two CLO resets and no CLO refinancings in the first six calendar months of 2019. The decline in activity is due to (1) the aforementioned widening in CLO liability spreads resulting in a decline in CLO reset and CLO refinancing activity market-wide and (2) Priority has completed 41 CLO resets and 45 CLO refinancings in calendar years 2017 and 2018.

Issuance in the institutional Senior Secured Loan market (including refinancings) declined in the first six calendar months of 2019 by 46% from the first six calendar months of 2018 to $146.6 billion.4 We believe issuance slowed down in the first six calendar months of 2019 due to a (1) combination of the lagging effects of the market volatility seen in the fourth quarter of 2018 and (2) continued outflows from retail senior secured loan funds. As market sentiment has switched from a rising rate environment to a declining rate environment, there have been significant outflows from retail senior secured loan funds starting in October 2018. In the first six calendar months of 2019, there was $15.2 billion of outflows from such loan funds.4

The S&P / LSTA Leveraged Loan Index quickly rebounded from the market volatility in December 2018. The index ended 2018 at 93.84 and rebounded to 97.08 at February 28, 2019.5 However, the index remained rangebound through June 30, 2019, ending at 96.79, lower than the 98 to 99 range the index traded at during most of 2018.5 As a result, there was a limited amount of refinancings ($29.23 billion) and repricings ($1.33 billion) in the first six calendar months of 2019.4 Repricings are instances where corporate borrowers are able to reduce the spread over LIBOR via an amendment.

Priority’s Net Asset Value per share ("NAV") was $13.02 at June 30, 2019, compared to $13.05 at December 31, 2018.

We continue to believe that the following factors indicate that long-term fundamentals in the CLO market remain solid:

•	The equity tranches of U.S. cash flow CLOs have delivered over 21.0% annual cash average yields from January 2003 through December 2018.[6]

•
Default rates for Senior Secured Loans continue to remain below the historical average in the U.S. of 2.21% from January 1, 2003 to June 30, 2019.[4] The market trailing 12-month (“TTM”) default rate as of June 30, 2019 was 1.34% compared to a 0.33% default rate in the Senior Secured Loans underlying the CLOs held by Priority.[4] Priority’s TTM default rate continues to outperform the market default rate with a current Priority outperformance of 1.01%.

•
We continue to be underweight both the retail and oil & gas industries due to the underperformance seen in both markets. At June 30, 2019, Priority’s exposure to the oil & gas industry was 2.23%, compared to 3.86% exposure to

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  6

the retail industry. We have evaluated our oil & gas and retail exposures with our collateral managers, and we continue to monitor our positions in these sectors.

•
Interest coverage of borrowers in the Senior Secured Loans underlying the CLOs continues to be solid. The average ratio of EBITDA to cash interest was 4.97x, illustrating borrowers have a cushion to continue making ongoing interest payments.[4]

•	There is a limited amount of maturities of Senior Secured Loans over the next couple of years. Only 6.46% of Senior Secured Loans mature through December 31, 2021.[4]

We believe the following factors indicate that the long-term fundamentals for the investments held by Priority remain attractive: (1) Priority continues to be underweight in the oil & gas and retail industries, (2) Priority’s portfolio TTM default rate as of June 30, 2019 stood at 0.33% (significantly less than the market TTM default rate of 1.34%), and (3) the underlying Senior Secured Loan portfolio in Priority experienced an increase in the weighted average spread over the past three quarters.

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any performance information quoted above represents past performance. We caution investors that the past performance described above is not indicative of and does not guarantee future returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance information may be different than the performance data presented above. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
_____________________________________
1. S&P Capital IQ - CLO Global Databank
2. S&P Capital IQ - 2019 US CLO Outlook: Braced for turbulence but not expecting crash, December 21, 2018
3. Wells Fargo - The CLO Monthly Market Overview, July 2, 2019
4. S&P Capital IQ - Wrap Charts 2Q 2019
5. S&P Capital IQ - S&P-LSTA Leveraged Loan Index
6. Citigroup Global Markets Research, January 23, 2019

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  7

Portfolio Composition - At a Glance

Top Ten Holdings
As of June 30, 2019

Portfolio Investment	Investment	Legal Maturity	Fair Value	% of Net Assets
Cedar Funding IV CLO, Ltd.	Subordinated Notes	7/23/2030	17,627,622	4.4%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	10/24/2030	15,835,511	4.0%
OZLM XXII, Ltd.	Subordinated Notes	1/17/2031	15,130,877	3.8%
Sound Point CLO 2017-3, Ltd.	Subordinated Notes	10/20/2030	13,789,707	3.4%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	7/28/2031	12,706,842	3.2%
Sound Point CLO II, Ltd.	Subordinated Notes	1/26/2031	12,374,113	3.1%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	1/20/2031	12,301,250	3.1%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	8/14/2030	11,106,505	2.8%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	7/15/2027	10,716,983	2.7%
Venture 28A CLO, Ltd.	Subordinated Notes	10/20/2029	10,106,981	2.5%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	2,804
Dollar Amount of Loans Underlying the Company’s CLO Investments	$56.8 billion
Percentage of Collateral Underlying the Company’s CLO Investments that are in Default	0.30%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.33%

Legal Maturity of Portfolio Securities

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  8

Collateral Summary

Number of loans underlying the Company’s CLO investments	2,804
Largest exposure to any individual borrower	0.89%
Average individual borrower exposure	0.07%
Aggregate exposure to 10 largest borrowers	6.33%
Aggregate exposure to senior secured loans	98.46%
Weighted average stated spread	3.46%
Weighted average LIBOR floor	0.96%
Weighted average percentage of floating rate loans with LIBOR floors	47.52%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B2/B3
Weighted average maturity of underlying collateral	4.9
U.S. dollar currency exposure	100%

Underlying Secured Loan Rating Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	Aa/AA	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
June 30, 2019	0.00% / 0.00%	0.00% / 0.00%	0.04% / 0.00%	3.38% / 1.90%	25.90% / 23.39%	64.56% / 68.79%	4.15% / 4.00%	1.32% / 1.27%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  9

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
Priority Income Fund, Inc.
New York, New York
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, including the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ BDO USA, LLP
We have served as the Company's auditor since 2012.
New York, New York
August 28, 2019

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  10

Statement of Assets and Liabilities
As of June 30, 2019

Assets
Investments, at fair value (amortized cost $563,657,995)	$521,827,731
Cash	26,461,739
Receivable for capital shares sold	1,191,253
Interest receivable	1,276,205
Receivable for shares issued in connection with merger	439,500
Deferred offering costs (Note 5)	148,044
Due from affiliate (Note 5)	131,918
Prepaid expenses	19,229
Total assets	551,495,619
Liabilities
Mandatorily redeemable preferred stock; ($0.01 par value; 40,000,000 shares authorized; 1,500,183 Series A Term Preferred Stock outstanding with net of offering costs of $320,204 and unamortized discount of $1,056,742; 1,000,000 Series B Term Preferred Stock outstanding with net offering costs of $269,440 and unamortized discount of $693,214; 1,610,000 Series C Term Preferred Stock outstanding with net offering costs of $237,917 and unamortized discount of $1,187,209; 1,045,267 Series D Term Preferred Stock outstanding with net offering costs of $284,580 and unamortized discount of $804,991) (Note 7)
124,031,953
Payable for investment securities purchased	14,737,226
Due to Adviser (Note 5)	5,619,861
Dividends payable	5,039,571
Accrued expenses	2,118,859
Due to Administrator (Note 5)	209,343
Due to affiliate (Note 5)	22,155
Preferred dividend payable	11,728
Total liabilities	151,790,696
Commitments and contingencies (Note 10)	—
Net assets	$399,704,923

Components of net assets:
Common stock, $0.01 par value; 160,000,000 shares authorized; 30,691,022 shares issued and
outstanding (Note 4)	$306,910
Paid-in capital in excess of par	399,116,392
Total distributable earnings	281,621
Net assets	$399,704,923

Net asset value per share	$13.02

See accompanying notes to financial statements.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  11

Statement of Operations
For the year ended June 30, 2019

Investment income
Interest income from investments	$73,336,101
Other income	262,738
Total investment income	73,598,839
Expenses
Incentive fee (Note 5)	10,819,605
Base management fee (Note 5)	8,710,514
Total investment advisory fees	19,530,119

Preferred dividend expense	4,832,433
Transfer agent fees and expenses	1,375,135
Valuation services	892,528
Audit and tax expense	788,077
General and administrative	773,681
Administrator costs (Note 5)	533,868
Adviser shared service expense (Note 5)	476,234
Report and notice to shareholders	421,614
Legal expense	347,970
Amortization of offering costs (Note 5)	262,615
Insurance expense	198,762
Director fees	150,000
Total expenses	30,583,036
Expense Support Repayment (Note 5)	—
Net expenses	30,583,036
Net investment income	43,015,803
Net realized loss and net change in unrealized appreciation/depreciation on investments
Net realized loss on investments	(2,070,447)
Net change in unrealized appreciation/depreciation on investments	(16,897,033)
Net realized loss and net change in unrealized appreciation/depreciation on investments	(18,967,480)
Net increase in net assets resulting from operations	$24,048,323

See accompanying notes to financial statements.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  12

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018

Net increase in net assets resulting from operations:
Net investment income	$43,015,803	$36,126,816
Net realized loss on investments	(2,070,447)	(943,705)
Net change in unrealized appreciation/depreciation on investments	(16,897,033)	(25,902,826)
Net increase in net assets resulting from operations	24,048,323	9,280,285
Distributions to common stockholders(1):
Distributions from earnings (Notes 6 and 8)	(28,759,597)	(19,511,165)
Return of capital (Notes 6 and 8)	(11,293,866)	(14,430,036)
Total distributions to common stockholders	(40,053,463)	(33,941,201)
Capital transactions:
Gross proceeds from shares sold (Note 4)	51,119,673	76,497,782
Commissions and fees on shares sold (Note 5)	(3,893,401)	(5,824,712)
Proceeds from merger transaction (Note 11)	34,965,647	—
Reinvestment of dividends (Note 4)	17,922,234	15,807,913
Repurchase of common shares (Note 4)	(17,086,002)	(14,171,501)
Net increase in net assets from capital transactions	83,028,151	72,309,482
Total increase in net assets	67,023,011	47,648,566
Net assets:
Beginning of year	332,681,912	285,033,346
End of year	$399,704,923	$332,681,912

(1)Certain reclassifications have been made in the presentation of prior year amounts to conform to the presentation for the year ended June 30, 2019. See Note 2 within the accompanying notes to financial statements for further discussion.

See accompanying notes to financial statements.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  13

Statement of Cash Flows
For the year ended June 30, 2019

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$24,048,323
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs (Note 5)	262,615
Amortization of purchase discount, net	(4,665,168)
Amortization of preferred stock offering costs	86,337
Amortization of preferred stock discount	292,241
Purchases of investments	(198,732,534)
Proceeds from sales of investments	—
Distributions received from investments	6,074,808
Net realized loss on investments	2,070,447
Net change in unrealized appreciation/depreciation on investments	16,897,033
(Increase) Decrease in operating assets:
Deferred offering costs (Note 5)	(107,639)
Interest receivable	(1,199,853)
Due from affiliate (Note 5)	(11,825)
Prepaid expenses	153,903
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	5,085,509
Due to Adviser (Note 5)	431,660
Accrued expenses	1,068,215
Due to Administrator (Note 5)	126,214
Due to affiliate (Note 5)	(6,865)
Preferred dividend payable	5,707
Net cash used in operating activities	(148,120,872)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	50,990,067
Commissions and fees on shares sold (Note 5)	(3,878,944)
Cash acquired in connection with merger (Note 11)	34,526,147
Distributions paid to common stockholders	(21,987,483)
Repurchase of common shares (Note 4)	(17,086,002)
Proceeds from the issuance of mandatorily redeemable preferred stock (Note 7)	91,914,026
Deferred issuance costs for the issuance of preferred stock	(932,560)
Net cash provided by financing activities	133,545,251
Net increase in cash	(14,575,621)
Cash, beginning of year	41,037,360
Cash, end of year	$26,461,739

Supplemental information
Value of shares issued through reinvestment of dividends	$17,922,234
Net assets (exclusive of cash) acquired as a result of recapitalization and merger	$439,500

See accompanying notes to financial statements.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  14

Schedule of Investments
As of June 30, 2019

Portfolio Investments(1)(8)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(10)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(9)	Subordinated Notes	—%	7/15/2026	8/12/2014	$500,000	$300,491	$189,697	0.1%
Apidos CLO XVIII(5)(9)	Subordinated Notes	—%	7/22/2026	7/29/2014	750,000	156,774	1,906	0.0%
Apidos CLO XVIII-R	Subordinated Notes	18.87%	10/22/2030	10/22/2018	410,000	465,790	405,783	0.1%
Apidos CLO XXI	Subordinated Notes	16.69%	7/18/2027	6/18/2015	5,000,000	4,347,030	3,610,241	0.9%
Apidos CLO XXII(4)	Subordinated Notes	9.82%	10/20/2027	10/14/2015	3,000,000	2,756,372	2,387,393	0.6%
Apidos CLO XXIV(4)	Subordinated Notes	23.76%	10/20/2030	5/21/2019	6,750,000	4,153,848	4,384,349	1.1%
Babson CLO Ltd. 2014-II(5)(9)	Subordinated Notes	—%	10/17/2026	9/18/2014	1,000,000	292,906	3,521	0.0%
Babson CLO Ltd. 2015-I	Subordinated Notes	12.62%	1/20/2031	4/29/2015	3,400,000	2,469,839	1,953,971	0.5%
Barings CLO Ltd. 2018-III(4)	Subordinated Notes	12.64%	7/20/2029	11/18/2014	397,600	243,838	186,751	0.1%
BlueMountain CLO 2012-1 Ltd.(5)(9)	Subordinated Notes	—%	7/20/2023	5/3/2016	5,000,000	119,979	3,155	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	11.42%	11/20/2028	1/14/2015	3,000,000	2,533,407	1,906,018	0.5%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	12.12%	10/22/2030	10/6/2015	1,900,000	1,454,050	1,022,028	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	15.91%	10/20/2030	9/28/2017	2,500,000	2,362,003	2,084,909	0.5%
California Street CLO XI Limited Partnership(5)(9)	LP Certificates	—%	1/17/2025	12/23/2014	18,330,000	344,683	93,226	0.0%
California Street CLO XII, Ltd.(9)	Subordinated Notes	—%	10/15/2025	9/17/2015	14,500,000	7,846,019	5,884,473	1.5%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	16.77%	8/14/2030	6/30/2016	17,550,000	13,047,059	11,106,505	2.8%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	18.76%	1/15/2031	12/28/2016	11,839,488	7,155,465	7,245,873	1.8%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	30.21%	4/17/2031	3/3/2016	12,870,000	7,401,633	9,364,740	2.3%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	16.73%	7/28/2031	6/15/2018	15,000,000	13,202,629	12,706,842	3.2%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	23.03%	4/20/2027	4/20/2016	6,500,000	5,966,396	5,991,623	1.5%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	20.81%	10/20/2029	9/13/2016	3,245,614	2,917,341	2,814,003	0.7%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(4)	Subordinated Notes	17.05%	1/20/2030	1/30/2018	10,000,000	9,855,884	9,323,305	2.3%
Cedar Funding II CLO, Ltd.	Subordinated Notes	16.88%	6/10/2030	9/29/2017	2,500,000	1,966,208	1,734,411	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	18.22%	7/23/2030	6/23/2017	21,114,286	18,215,628	17,627,622	4.4%
Cedar Funding V CLO, Ltd.	Subordinated Notes	17.54%	7/17/2031	10/17/2018	2,358,000	2,479,716	2,382,422	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	20.31%	10/20/2028	8/10/2017	4,892,500	4,670,959	4,606,878	1.2%
Cent CLO 21 Limited(4)	Subordinated Notes	13.72%	7/27/2030	6/18/2014	510,555	396,287	302,252	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	19.86%	7/16/2030	6/7/2018	3,000,000	1,657,760	1,452,961	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	10.72%	10/18/2030	2/11/2014	305,000	206,557	157,477	0.0%
CIFC Funding 2013-IV, Ltd.(4)	Subordinated Notes	21.47%	4/28/2031	3/19/2019	8,000,000	4,957,663	5,131,282	1.3%

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  15

Portfolio Investments(1)(8)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(10)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2014, Ltd.	Income Notes	16.61%	1/18/2031	3/13/2014	$2,758,900	$1,845,198	$1,610,440	0.4%
CIFC Funding 2014-III, Ltd.	Income Notes	19.45%	10/22/2031	11/17/2016	11,700,000	7,459,157	7,160,675	1.8%
CIFC Funding 2014-IV-R, Ltd.(4)	Income Notes	18.39%	10/17/2030	9/3/2014	4,286,000	2,675,027	2,381,615	0.6%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	21.81%	1/22/2031	11/30/2015	7,500,000	5,730,654	5,562,942	1.4%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	19.54%	4/19/2029	5/31/2018	10,000,000	7,826,087	7,472,997	1.9%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	14.89%	10/20/2027	5/2/2016	9,100,000	7,605,989	6,569,349	1.6%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	14.71%	10/21/2028	12/21/2016	2,000,000	1,838,695	1,764,076	0.4%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	13.72%	4/21/2029	3/9/2017	8,000,000	7,505,216	6,292,747	1.6%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	18.70%	10/24/2030	9/19/2017	18,000,000	17,152,395	15,835,511	4.0%
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	14.34%	7/24/2030	12/8/2016	2,750,000	1,863,756	1,415,705	0.4%
Galaxy XXVIII CLO, Ltd.(4)	Subordinated Notes	10.32%	7/15/2031	6/27/2014	250,000	187,104	125,145	0.0%
GoldenTree Loan Opportunities IX, Ltd.(4)	Subordinated Notes	15.62%	10/29/2029	7/24/2017	3,250,000	2,438,629	2,002,735	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)(9)	Subordinated Notes	—%	4/28/2025	4/28/2014	400,000	210,313	38,101	0.0%
Halcyon Loan Advisors Funding 2014-3 Ltd.(9)	Subordinated Notes	—%	10/22/2025	9/29/2014	500,000	298,545	123,407	0.0%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	1.43%	4/20/2027	4/16/2015	3,000,000	1,936,049	1,276,275	0.3%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	7.72%	7/25/2027	6/24/2015	3,000,000	2,168,811	1,475,439	0.4%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	12.33%	10/18/2027	9/3/2015	7,000,000	5,857,506	4,911,455	1.2%
HarbourView CLO VII-R, Ltd.(4)	Subordinated Notes	19.34%	7/18/2031	6/10/2015	275,000	195,061	183,430	0.0%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	13.29%	10/20/2031	7/28/2015	6,049,689	4,655,151	3,120,938	0.8%
LCM XV Limited Partnership	Income Notes	6.27%	7/20/2030	2/25/2014	250,000	187,483	122,446	0.0%
LCM XVI Limited Partnership	Income Notes	12.19%	10/15/2031	6/19/2014	6,814,685	4,438,000	3,131,400	0.8%
LCM XVII Limited Partnership	Income Notes	15.06%	10/15/2031	10/15/2014	1,000,000	705,366	620,512	0.2%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	22.49%	4/19/2030	2/27/2014	13,000,000	9,222,711	9,513,399	2.4%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	16.44%	10/22/2030	8/6/2014	14,000,000	10,495,749	10,086,689	2.5%
Madison Park Funding XV, Ltd.	Subordinated Notes	13.69%	1/27/2026	12/29/2014	4,000,000	2,969,228	2,822,581	0.7%
Mountain View CLO 2014-1 Ltd.(9)	Income Notes	—%	10/15/2026	9/25/2014	1,000,000	559,041	273,472	0.1%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	20.11%	7/15/2031	6/25/2015	8,815,500	5,165,163	5,733,327	1.4%
Octagon Investment Partners XIV, Ltd.(4)	Income Notes	18.10%	7/15/2029	12/6/2017	6,150,000	4,013,932	3,467,055	0.9%
Octagon Investment Partners XV, Ltd.(4)	Income Notes	22.82%	7/19/2030	5/28/2019	5,644,737	3,052,116	3,356,650	0.8%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	22.20%	1/27/2031	7/2/2018	16,153,000	8,435,148	8,381,145	2.1%
Octagon Investment Partners 18-R Ltd.(4)	Subordinated Notes	16.85%	4/16/2031	8/4/2015	4,568,944	2,720,384	2,445,404	0.6%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	19.55%	5/12/2031	5/13/2019	3,500,000	2,692,444	2,630,845	0.7%
Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	16.50%	2/14/2031	1/13/2016	13,822,188	7,815,276	7,368,761	1.8%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	19.92%	1/22/2030	11/25/2014	6,625,000	4,891,186	4,471,155	1.1%

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  16

Portfolio Investments(1)(8)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(10)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	28.24%	7/15/2027	2/8/2016	$12,000,000	$9,665,121	$10,716,983	2.7%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	19.33%	7/15/2030	11/2/2018	5,000,000	3,719,799	3,541,633	0.9%
Octagon Investment Partners 30, Ltd.(4)	Subordinated Notes	16.21%	3/17/2030	11/20/2017	9,525,000	9,143,771	8,126,285	2.0%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	18.96%	1/20/2031	7/11/2018	2,850,000	2,606,509	2,597,289	0.7%
Octagon Loan Funding, Ltd.	Subordinated Notes	15.51%	11/18/2031	9/17/2014	3,240,000	2,278,682	2,022,029	0.5%
OZLM VI, Ltd.	Subordinated Notes	13.13%	4/17/2031	11/3/2016	15,688,991	10,901,353	8,479,986	2.1%
OZLM VII, Ltd.	Subordinated Notes	10.45%	7/17/2029	11/6/2015	2,654,467	1,632,334	1,348,311	0.3%
OZLM VIII, Ltd.	Subordinated Notes	7.11%	10/17/2029	9/9/2014	950,000	604,632	426,198	0.1%
OZLM IX, Ltd.	Subordinated Notes	13.26%	10/20/2031	2/27/2017	15,000,000	11,430,459	9,591,273	2.4%
OZLM XII, Ltd.(4)	Subordinated Notes	10.66%	4/30/2027	1/20/2017	12,122,952	9,657,527	7,561,375	1.9%
OZLM XXII, Ltd.	Subordinated Notes	18.68%	1/17/2031	5/16/2017	27,343,000	16,021,337	15,130,877	3.8%
Regatta IV Funding Ltd.(5)(9)	Subordinated Notes	—%	7/27/2026	6/26/2014	250,000	4,958	981	0.0%
Romark WM-R Ltd.(4)	Subordinated Notes	12.45%	4/20/2031	5/15/2014	490,713	401,222	283,999	0.1%
Sound Point CLO II, Ltd.(4)	Subordinated Notes	20.73%	1/26/2031	5/20/2019	21,053,778	12,660,964	12,374,113	3.1%
Sound Point CLO 2017-3, Ltd.	Subordinated Notes	20.02%	10/20/2030	7/13/2018	15,000,000	14,286,109	13,789,707	3.4%
Sound Point CLO XVIII, Ltd.(4)	Subordinated Notes	17.74%	1/20/2031	10/31/2018	6,250,000	6,377,934	6,158,460	1.5%
Symphony CLO XIV, Ltd.(4)(9)	Subordinated Notes	—%	7/14/2026	5/29/2014	750,000	478,433	287,006	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	12.04%	10/15/2031	7/15/2015	5,000,000	4,305,058	3,418,895	0.9%
THL Credit Wind River 2013-1 CLO, Ltd.(4)	Subordinated Notes	12.38%	7/20/2030	11/3/2017	10,395,000	7,845,526	6,165,027	1.5%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	14.67%	10/18/2030	12/29/2017	3,250,000	2,001,665	1,744,891	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	18.94%	7/18/2031	7/13/2018	11,800,000	7,315,484	7,151,522	1.8%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	17.93%	7/15/2030	3/13/2019	8,884,000	7,908,488	7,834,490	2.0%
THL Credit Wind River 2018-3 CLO, Ltd.(7)	Subordinated Notes	—%	1/20/2031	7/2/2019	13,000,000	12,301,250	12,301,250	3.1%
Venture XVIII CLO, Ltd.	Subordinated Notes	20.64%	10/15/2029	7/18/2018	4,750,000	3,291,174	3,297,616	0.8%
Venture 28A CLO, Ltd.	Subordinated Notes	17.94%	10/20/2029	7/18/2018	12,000,000	10,598,490	10,106,981	2.5%
Venture XXX CLO, Ltd.	Subordinated Notes	19.23%	1/15/2031	7/18/2018	5,100,000	4,549,431	4,512,405	1.1%
Venture XXXII CLO, Ltd.	Subordinated Notes	20.00%	7/18/2031	10/11/2018	7,929,328	7,529,358	7,354,129	1.8%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	15.14%	10/15/2030	6/14/2016	4,174,688	2,792,172	2,395,250	0.6%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	8.35%	10/18/2031	2/23/2015	4,000,000	2,370,174	1,683,433	0.4%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	13.15%	4/18/2031	3/13/2014	314,774	231,910	173,822	0.0%
Voya CLO 2014-3, Ltd.(9)	Subordinated Notes	—%	7/25/2026	4/15/2015	7,000,000	3,836,184	1,690,270	0.4%
Voya CLO 2014-4, Ltd.	Subordinated Notes	12.54%	7/14/2031	11/25/2014	1,000,000	773,281	594,799	0.2%
Voya CLO 2015-2, Ltd.	Subordinated Notes	24.36%	7/23/2027	7/23/2015	13,712,000	8,986,273	9,469,803	2.4%
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	19.57%	1/21/2031	2/25/2016	7,750,000	6,919,721	6,873,967	1.7%

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  17

Portfolio Investments(1)(8)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(10)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	16.10%	10/18/2031	10/27/2016	$10,225,000	$8,678,343	$7,642,703	1.9%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	12.44%	7/20/2030	7/12/2017	5,750,000	6,435,750	5,492,099	1.4%
Voya CLO 2018-1, Ltd.	Subordinated Notes	15.31%	4/19/2031	4/6/2018	10,000,000	9,887,483	9,018,401	2.3%
West CLO 2014-1 Ltd.(9)	Subordinated Notes	—%	7/18/2026	7/24/2014	13,375,000	9,498,515	5,640,726	1.4%
Total Collateralized Loan Obligation - Equity Class						$510,683,658	$466,812,424	116.8%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(6)
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	10.52% (LIBOR + 8.00%)	5/15/2031	3/8/2019	$7,500,000	$6,715,886	$7,146,526	1.8%
Carlyle CLO 17, Ltd.	Class E-R Notes	10.93% (LIBOR + 8.35%)	4/30/2031	3/7/2019	3,000,000	2,752,693	2,917,987	0.7%
Cent CLO 21 Limited(4)	Class E-R2 Notes	11.23% (LIBOR + 8.65%)	7/27/2030	7/27/2018	109,122	103,012	108,903	0.0%
CIFC Funding 2014-V, Ltd.(4)	Class F-R2 Notes	11.09% (LIBOR + 8.50%)	10/17/2031	9/27/2018	750,000	728,641	749,821	0.2%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	11.24% (LIBOR + 8.65%)	10/20/2027	1/22/2019	9,000,000	8,636,143	8,877,752	2.2%
Galaxy XXI CLO, Ltd.	Class F-R Notes	9.84% (LIBOR + 7.25%)	4/20/2031	3/12/2019	2,000,000	1,701,682	1,841,464	0.5%
Galaxy XXVII CLO, Ltd.	Class F Notes	10.58% (LIBOR + 8.06%)	5/16/2031	3/7/2019	1,500,000	1,320,866	1,430,042	0.4%
Galaxy XXVIII CLO, Ltd.(4)	Class F Junior Notes	11.08% (LIBOR + 8.48%)	7/15/2031	7/16/2018	41,713	38,764	41,652	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	10.87% (LIBOR + 8.27%)	7/18/2031	10/31/2018	6,000,000	5,780,405	5,942,792	1.5%
Mountain View CLO IX Ltd.	Class E Notes	10.62% (LIBOR + 8.02%)	7/15/2031	10/31/2018	3,625,000	3,482,991	3,623,853	0.9%
OZLM VIII, Ltd.	Class E-RR Notes	10.76% (LIBOR + 8.17%)	10/17/2029	11/15/2018	8,400,000	8,152,352	8,366,358	2.1%
Sound Point CLO IV-R, Ltd.	Class F Notes	10.70% (LIBOR + 8.10%)	4/18/2031	3/20/2019	3,500,000	3,168,268	3,362,591	0.8%
Venture XIX CLO, Ltd.	Class F-RR Notes	11.10% (LIBOR + 8.50%)	1/15/2032	12/11/2018	7,900,000	7,662,016	7,886,104	2.0%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	10.95% (LIBOR + 8.35%)	4/18/2031	4/15/2019	3,000,000	2,730,618	2,719,462	0.7%
Total Collateralized Loan Obligation - Debt Class						$52,974,337	$55,015,307	13.8%

Total Portfolio Investments						$563,657,995	$521,827,731	130.6%
Other liabilities in excess of assets							(122,122,808)	(30.6)%
Net Assets							$399,704,923	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  18

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2019, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) Co-investment with other entities managed by an affiliate of the Adviser (see Note 5).
(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(6) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.32% at June 30, 2019. The current base rate for each investment may be different from the reference rate on June 30, 2019.

(7) This investment was not settled as of June 30, 2019 and therefore was not accruing income.
(8) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
(9) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

(10)In accordance with endnote 8 of Regulation S-X Rule 12-12 - Form and Content of Schedules - Investments in securities of unaffiliated issuers, we have updated the presentation of our Schedule of Investments to include the acquisition dates of our investments.

See accompanying notes to financial statements.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  19

Table of Contents

Notes to Financial Statements
June 30, 2019

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending this offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company's shares, unless further extended by our Board of Directors.

On December 21, 2018 the Company’s Board of Directors approved a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). In connection with the Merger, the Company also entered into a consulting agreement (the “Consulting Agreement”), with Stira Capital Markets Group, LLC (“SCMG”), the dealer-manager of Stira Alcentra. The transaction was treated as an asset acquisition in accordance with ASC 805, Business Combinations. The transaction was completed on May 10, 2019. See Note 11 for further discussion.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

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PRIORITY INCOME FUND, INC.                                  20

Cash
Cash are funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

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PRIORITY INCOME FUND, INC.                                  21

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically. Interest income from investments in the “debt” positions of CLOs, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Preferred Stock
The Company carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's mandatorily redeemable preferred stock has been classified as a liability on the Statement of Assets and Liabilities. Dividend payments relating to the mandatorily redeemable preferred stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations.

As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

Offering Costs
Offering costs are capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support repayments, base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined

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PRIORITY INCOME FUND, INC.                                  22

in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2019, the cost basis of investments for tax purposes was $504,729,444 resulting in estimated gross unrealized appreciation and depreciation of $37,212,697 and $20,114,410, respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2018, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of June 30, 2019, we do not expect to have any excise tax due for 2019 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2019 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2019, and has concluded that as of June 30, 2019, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2018 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities.

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PRIORITY INCOME FUND, INC.                                  23

ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The amended guidance in ASU 2016-15 did not have a significant effect on our financial statements and disclosures.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Based on the scope exception in Topic 606, this guidance had no impact on the Company.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our financial statements.

SEC Disclosure Update and Simplification

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. We have adopted the amendments and have retrospectively applied the presentation amendments to the prior period statements presented.

Prior to adoption and in accordance with previous SEC rules, we presented distributable earnings (loss) on the Statement of Assets and Liabilities as three components: 1) accumulated undistributed net investment income; 2) accumulated net unrealized gain (loss) on investments; and 3) accumulated net realized gain (loss) on investments. We also presented distributions from earnings on the Statements of Changes in Net Assets as two components: 1) dividends from net investment income; and 2) capital gain. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Statement of Assets and Liabilities and Statements of Changes in Net Assets, respectively. Additionally, the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets was removed. This amount was $30,756,057 as of June 30, 2018.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for year ended June 30, 2019 were $198,732,534. Five investments have been called for redemption and the liquidation of the underlying portfolios is ongoing. During the year ended June 30, 2019, the Company recorded OTTI on seven investments, resulting in realized losses of $2,390,504. The Company received $320,057 from liquidating payments on investments that were written-off for tax purposes which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$466,812,424	$466,812,424
Collateralized Loan Obligations - Debt Class	—	—	55,015,307	55,015,307
	$—	$—	$521,827,731	$521,827,731

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PRIORITY INCOME FUND, INC.                                  24

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2018	$343,433,732	$38,585	$343,472,317
Net realized loss on investments	(2,070,447)	—	(2,070,447)
Net change in unrealized appreciation/depreciation on investments	(18,938,000)	2,040,967	(16,897,033)
Purchases of investments	145,814,322	52,918,212	198,732,534
Distributions received from investments	(6,074,808)	—	(6,074,808)
Proceeds from sales of investments	—	—	—
Amortization of purchase discount, net	4,647,625	17,543	4,665,168
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at June 30, 2019	$466,812,424	$55,015,307	$521,827,731

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(19,884,661)	$2,040,967	$(17,843,694)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the year ended June 30, 2019.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2019:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$466,812,424	Discounted Cash Flow	Discount Rate	2.20% - 46.46%	20.09%
Collateral Loan Obligations - Debt Class	55,015,307	Discounted Cash Flow	Discount Rate	10.35% - 11.70%	11.10%
Total Level 3 Investments	$521,827,731

(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

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PRIORITY INCOME FUND, INC.                                  25

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). Recently, the CLOs we have invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  26

the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

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PRIORITY INCOME FUND, INC.                                  27

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 40,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock”, and 160,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the year ended June 30, 2019 and the year ended June 30, 2018:

	Total
	Shares	Amount
Year Ended June 30, 2019:
Shares sold	3,377,378	$51,119,673
Shares acquired from merger	2,552,237	34,965,647
Shares issued from reinvestment of distributions	1,346,899	17,922,234
Repurchase of common shares	(1,284,109)	(17,086,002)
Net increase from capital transactions	5,992,405	$86,921,552

Year Ended June 30, 2018:
Shares sold	4,822,552	$76,497,782
Shares issued from reinvestment of distributions	1,133,607	15,807,913
Repurchase of common shares	(1,010,627)	(14,171,501)
Net increase from capital transactions	4,945,532	$78,134,194

At June 30, 2019, the Company has 30,691,022 shares of common stock issued and outstanding.

At June 30, 2018, the Company has 24,698,617 shares of common stock issued and outstanding.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition to the

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  28

limit above, the Company further limits the shares it offers to repurchase to the number of shares it can repurchase with the cash that it retains as a result of issuing shares through the Company’s distribution reinvestment plan to those shareholders who have elected to receive their distributions in the form of additional shares rather than in cash. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarter	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For year ended June 30, 2019
June 30, 2018	July 27, 2018	306,581	62.16%	$13.50	$4,138,842
September 30, 2018	November 1, 2018	322,429	53.07%	13.24	4,268,965
December 31, 2018	January 25, 2019	323,492	73.11%	13.07	4,228,024
March 31, 2019	April 29, 2019	331,607	69.19%	13.42	4,450,171
Total for the year ended June 30, 2019		1,284,109			$17,086,002

For year ended June 30, 2018
June 30, 2017	July 31, 2017	213,636	79.39%	$14.46	$3,089,170
September 30, 2017	October 27, 2017	235,220	100.00%	14.10	3,316,611
December 31, 2017	January 26, 2018	272,534	91.22%	13.87	3,780,039
March 31, 2018	April 30, 2018	289,237	36.51%	13.78	3,985,681
Total for the year ended June 30, 2018		1,010,627			$14,171,501

On June 13, 2019, the Company made an offer to purchase up to $4,447,888 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on July 15, 2019 and expired at 4:00 pm., Eastern Time, on July 22, 2019, and a total of 854,866 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the Offer, the Company purchased 341,354 Shares of which 4,058 Shares were first purchased from beneficial holders of less than 100 Shares and the remainder were purchased on a pro rata basis from the requests for repurchase received by the Company that were validly tendered and not withdrawn at a price equal to $13.03 per Share for an aggregate purchase price of approximately $4,447,888. The purchase price per Share was equal to the net asset value per Share as of July 19, 2019.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee

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PRIORITY INCOME FUND, INC.                                  29

net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2019, expenses incurred by the Company and the payable remaining at June 30, 2019 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$8,710,514	$2,564,849
Incentive fee(1)	10,819,605	2,955,310
Routine non-compensation overhead expenses(2)	104,012	24,952

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our common stockholders for which a record date had occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there were no dividends or other distributions to our common stockholders for which a record date occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter was paid by our Adviser to us in any combination of cash or other immediately available funds, and/or was offset against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we closed our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Reimbursement Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to common stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Repayment Date”), we shall pay such Excess Operating Funds (“Expense Support Repayment”), or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Support Reimbursements made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Repayment Date is equal to or less than the operating expense ratio as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Repayment Date is equal to or greater than the annualized distribution rate as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; and (iii) such specified Reimbursement Date is not earlier than three years prior to the Repayment Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition of Available Operating Funds. Available Operating Funds is now defined as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Support Reimbursements made under the prior version of the Expense Support Agreement, we calculated Available Operating Funds for the purpose of determining whether we were obligated to make repayments to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses only included the amount in excess of the largest previously recorded unrealized loss for the same investment.

On May 24, 2018, the Board voted in favor of terminating the Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of March 30, 2016 (the "ESA"), between the Company and the Adviser, effective as of July 1, 2018. The Company will continue to be obligated to repay any Expense Support Reimbursements made by the Adviser to the Company that have not yet been repaid.

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PRIORITY INCOME FUND, INC.                                  30

The purpose of the Expense Support Agreement was to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we raised sufficient capital to be able to absorb such expenses. However, such distributions may still have been characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Reimbursements Made by Adviser	Expense Support Repayments to Adviser	Expense Support Reimbursements Outstanding	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
September 30, 2016	—	—	—	0.43%	6.88%	September 30, 2019
December 31, 2016	—	—	—	0.38%	7.01%	December 31, 2019
March 31, 2017	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	0.29%	7.00%	June 30, 2020
September 30, 2017	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	0.33%	7.12%	December 31, 2020
March 31, 2018	1,206,778	(675,148)	531,630	0.34%	7.43%	March 31, 2021
June 30, 2018	—	—	—	0.29%	7.43%	June 30, 2021
September 30, 2018	—	—	—	0.31%	8.00%	September 30, 2021
December 31, 2018	—	—	—	0.42%	7.79%	December 31, 2021
March 31, 2019	—	—	—	0.44%	8.00%	March 31, 2022
June 30, 2019	—	—	—	0.47%	8.00%	June 30, 2022
Total	$1,206,778	$(675,148)	$531,630

(1)Operating expense ratio is as of the date the Expense Support Reimbursement obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to common stockholders based on the amount of the regular distributions paid immediately prior to the date the Expense Support Reimbursement obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to common stockholders.

There were no Expense Support Repayment obligations payable to the Adviser as of the quarter ended June 30, 2019.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the year ended June 30, 2019, $533,868 in administrator costs were incurred by the Company, $209,343 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares of common stock sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each share of common stock designated as “Class R” for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each share of common stock designated as “Class R” or “Class RIA” for which a sale is completed. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

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PRIORITY INCOME FUND, INC.                                  31

During the year ended June 30, 2019, the total sales load incurred through the offering of our common stock was $3,893,401, which includes $2,890,098 of selling commissions and $1,003,303 of dealer manager fees. These fees are charged against additional paid-in capital in the Statements of Changes in Net Assets.

Investor Services Agreement
The Company has an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Destra Investor Services, LLC (“Destra”) for providing investor relations support and related back-office services with respect to the Company’s investors. For the year ended June 30, 2019, the total investor services expense was $372,222 which is presented as part of Adviser shared services expense in the Statement of Operations.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs totaling $107,639 for the year ended June 30, 2019. As of June 30, 2019, $148,044 remains as a deferred asset on the Statement of Assets and Liabilities, while $262,615 has been amortized to expense in the Statement of Operations during the year ended June 30, 2019 .

Offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At June 30, 2019, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $74,750, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year or Period Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
Total reimbursements made	(4,819,892)	(3,905,271)	(8,725,163)
	$74,750	$—	$74,750

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and TP Flexible Income Fund, Inc. (“FLEX”), subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances,

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PRIORITY INCOME FUND, INC.                                  32

when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2019, the Company had co-investments with PSEC in the following: Apidos CLO XXII, Barings CLO Ltd. 2018-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, Cent CLO 21 Limited Class E, CIFC Funding 2013-IV, Ltd., CIFC Funding 2014-IV-R, Ltd., CIFC Funding 2014-V, Ltd. Class F, CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd., Galaxy XXVIII CLO, Ltd. Class F, Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XV, Ltd., Octagon Investment Partners 18-R Ltd., Romark WM-R Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd. and Voya CLO 2017-3, Ltd.; however, HarbourView CLO VII-R, Ltd., Octagon Investment Partners XV, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of June 30, 2019, the Company had co-investments with FLEX in the following: Apidos CLO XXIV, Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd., GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., Sound Point CLO II, Ltd., Sound Point CLO XVIII, Ltd., THL Credit Wind River 2013-1 CLO, Ltd.,Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.; however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and FLEX, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and FLEX their proportional share of such expense based on the number of positions held by each entity. During the year ended June 30, 2019, the Company incurred $266,635 in expenses related to valuation services that are attributable to PSEC and FLEX, of which $131,918 is still owed to the Company. Additionally, PSEC incurred $32,203 of expense on behalf of the Company related to financial reporting software, general and administrative expenses and insurance, of which $22,155 is due and payable as of June 30, 2019.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2019, $150,000 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

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PRIORITY INCOME FUND, INC.                                  33

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the year ended June 30, 2019. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 6, 13, 20 and 27, 2018	July 30, 2018	$0.08780	$2,188,860
August 3, 10, 17, 24 and 31, 2018	September 4, 2018	0.10975	2,740,516
September 7, 14, 21 and 28, 2018(b)	October 1, 2018	0.16691	4,234,090
October 5, 12, 19 and 26, 2018	October 29, 2018	0.09212	2,397,381
November 2, 9, 16, 23 and 30, 2018	December 3, 2018	0.11515	3,000,591
December 7, 14, 21 and 28, 2018(b)	December 31, 2018	0.16691	4,403,877
January 4, 11, 18 and 25, 2019	January 28, 2019	0.09212	2,451,793
February 1, 8, 15, and 22, 2019	February 25, 2019	0.09212	2,457,025
March 1, 8, 15, 22 and 29, 2019(b)	April 1, 2019	0.18777	5,100,224
April 5, 12, 19 and 26, 2019	April 29, 2019	0.09320	2,573,295
May 3, 10, 17, 24 and 31, 2019	June 3, 2019	0.11650	3,466,240
June 7, 14, 21 and 28, 2019(b)	July 1, 2019	0.16447	5,039,571
Total declared and distributed for the year ended June 30, 2019			$40,053,463

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2019 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2019 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
July 5, 12, 19 and 26, 2019	July 29, 2019	$0.09320
August 2, 9, 16, 23 and 30, 2019	September 3, 2019	$0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to common stockholders have been funded through Expense Support Reimbursements that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to common stockholders was paid from offering proceeds. Any such dividends funded through Expense Support Reimbursements were not based on the Company’s investment performance. The repayment of these Expense Support Reimbursements owed to the Adviser will reduce the future distributions to which common stockholders would otherwise be entitled. As of June 30, 2019, there were no Expense Support Repayment obligations payable to the Adviser. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

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PRIORITY INCOME FUND, INC.                                  34

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which common stockholders may elect to have the full amount of distributions reinvested in additional shares. Common stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 1,346,899 and 1,133,607 shares of its common stock in connection with the distribution reinvestment plan for the year ended June 30, 2019 and year ended June 30, 2018, respectively.

Note 7. Mandatorily Redeemable Preferred Stock
The Company has authorized 40,000,000 shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 5,155,450 shares issued and outstanding at June 30, 2019.

During the year ended June 30, 2019, the Company completed underwritten public offerings of its 6.375% Series A Term Preferred Stock Due 2025 (the “Series A Term Preferred Stock”), 6.25% Series B Term Preferred Stock Due 2023 (the “Series B Term Preferred Stock”) and 6.625% Series C Term Preferred Stock Due 2024 (the “Series C Term Preferred Stock”). Additionally, on April 26, 2019, the Company entered into a Selling Agent Agreement (the “Preferred Selling Agreement”), with Incapital LLC and Ladenburg Thalmann & Co. Inc. relating to offering on a continuous basis up to $200,000,000 of its Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and 7.00% Series D Term Preferred Stock due 2029 (the “Series D Term Preferred Stock”), collectively the “Term Preferred Stock”. The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock. At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock.

The following table summarizes the Company’s Term Preferred Stock activity for the year ended June 30, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Total Term Preferred Stock
Shares outstanding at June 30, 2018	1,360,000	—	—	—	1,360,000
Shares issued	140,183	1,000,000	1,610,000	1,045,267	3,795,450
Shares redeemed	—	—	—	—	—
Shares outstanding at June 30, 2019	1,500,183	1,000,000	1,610,000	1,045,267	5,155,450

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PRIORITY INCOME FUND, INC.                                  35

The following table summarizes the Company’s Term Preferred Stock balances as of June 30, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Total Term Preferred Stock
Principal value	$37,504,575	$25,000,000	$40,250,000	$26,131,675	$128,886,250
Unamortized deferred offering cost	(320,204)	(269,440)	(237,917)	(284,580)	(1,112,141)
Unamortized discount	(1,056,742)	(693,214)	(1,187,209)	(804,991)	(3,742,156)
Carrying value	$36,127,629	$24,037,346	$38,824,874	$25,042,104	$124,031,953

Fair value(1)	$37,339,555	$25,030,000	$40,459,300	$26,497,518	$129,326,373
Fair value per share(1)	$24.89	$25.03	$25.13	$25.35
(1)Represents the June 30, 2019 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”).

The following sets forth the terms of the Company’s Term Preferred Stock offerings:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029
Initial offering price	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2025	December 31, 2023	June 30, 2024	June 30, 2029
Term redemption price per share	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2021	October 23, 2020	February 22, 2021	March 31, 2022
Fixed dividend rate	6.375%	6.25%	6.625%	7.00%

Dividends payable on the Company’s Term Preferred Stock was $11,728 at June 30, 2019. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of June 30, 2019, the Company had a deferred debt issuance cost balance of $1,112,141 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock at the time of issuance totaled $4,034,724. As of June 30, 2019 the Company had an unamortized discount balance of $3,742,156. These amounts are amortized and are included in Preferred dividend expense in the Statement of Operations over the term of the respective shares.

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the year ended June 30, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Total Term Preferred Stock
Fixed dividend expense(1)	$2,224,699	$1,076,389	$955,518	$197,249	$4,453,855
Amortization of deferred offering cost	37,769	32,835	13,306	2,427	86,337
Amortization of discount	122,847	88,036	70,604	10,754	292,241
Total preferred dividend expense	$2,385,315	$1,197,260	$1,039,428	$210,430	$4,832,433
Effective dividend rate(2)	7.132%	7.259%	7.479%	7.598%	7.349%
Cash paid for dividend	$2,261,013	$1,072,060	$948,113	$210,019	$4,491,205
(1)Fixed dividend expense is composed of distributions declared and paid of $4,453,855 for the year ended June 30, 2019.
(2)Represents the effective rate for each respective series of Term Preferred Stock as of June 30, 2019.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  36

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2019.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the years ended June 30, 2019 and 2018 were as follows:

	Year ended June 30, 2019	Year ended June 30, 2018
Ordinary income	$28,489,206	$18,937,383
Return of capital	11,293,866	14,430,036
Capital gain	270,391	573,782
Total dividends declared and paid to common shareholders	$40,053,463	$33,941,201

As of August 29, 2018 when our prior N-CSR was filed for the year ended June 30, 2018, we estimated our distributions of ordinary income to be $22,088,184, capital gain to be $540,750 and return of capital to be $11,312,267. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, total distributable earnings changed from $605,717 to $3,717,466.

The expected tax character of distributions declared and paid to preferred shareholders during the years ended June 30, 2019 and 2018 were as follows:

	Year ended June 30, 2019	Year ended June 30, 2018
Ordinary income	$4,491,205	$—
Total dividends declared and paid to preferred shareholders	$4,491,205	$—

While the tax character of distributions paid to common and preferred shareholders for the year ended June 30, 2019 are expected to be characterized as ordinary income, capital gain and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2019.

As of June 30, 2019, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(18,775,456)
Temporary Differences	$1,958,794
Net Unrealized Gain on Investments	$17,098,287

As a result of the changes in the character of the distributions for the year ended June 30, 2018, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(15,919,517), $13,458,865 and $3,066,373, respectively. The revised estimated components of earnings for as of June 30, 2018 for overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(13,496,421), $13,442,181 and $3,771,710, respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2019, we increased total distributable earnings by $1,275,429 and decreased paid-in capital in excess of par by $1,275,429.

Note 9. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  37

Note 10. Commitments and Contingencies
The Company has a conditional obligation to repay the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to common stockholders to the extent that the Company has cash available for such repayment. The Company will only make Expense Support Repayments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Support Reimbursement was incurred and if the annualized rate of the Company’s regular cash distributions to common stockholders is equal to or greater than the annualized rate of its regular cash distributions to common stockholders at the time the corresponding Expense Support Reimbursement was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Support Reimbursement was incurred. The Company is unable to estimate the amount that would be repaid to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Support Reimbursements from the Adviser. As of June 30, 2019, the amount of expense support that is conditionally repayable by the Company to its Adviser is $531,630.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Merger Transaction

During the year ended June 30, 2019, the company took part in the Stira Alcentra Acquisition. In reaching its decision to approve the Merger Agreement, the Board consulted with the Company’s management, as well as its financial and legal advisors, and considered a number of factors, including:

•	greater scale and economies of scale;

•	a broader and compatible stockholder base;

•	the review and analysis of each of the Company’s and Stira Alcentra’s business, financial condition, earnings, risks and prospects, and that expected of the combined entity;

•	the historical NAV per share of the common stock of the Company and Stira Alcentra;

•
the values and prospects of the portfolio company investments held by the Company and Stira Alcentra and Stira Alcentra’s valuation policy in relation to the values of Stira Alcentra’s portfolio company investments assigned by Stira Alcentra’s board of directors;

•	the comparison of historical financial measures for the Company and Stira Alcentra, including earnings, return on capital and cash flow, and comparison of historical operational measures; and

•	the current industry, economic and market conditions and how such conditions are expected to impact the Company’s and Stira Alcentra’s ability to conduct their operations

An important element in the Board’s evaluation of the Merger was the ability to receive the transition-related services following the Merger from SCMG pursuant to the Consulting Agreement, which the Board believes could substantially enhance the likelihood of successful integration of Stira Alcentra into the Company following the Merger and may also provide other benefits to the Company. The Board carefully evaluated the benefits of the services under the Consulting Agreement versus the incremental cost of obtaining those services, including without limitation considering whether the Company could instead obtain those services under its existing Investor Services Agreement with Destra. However, due to SCMG’s particular knowledge of the Stira Alcentra shareholder base resulting from it having served as dealer-manager to Stira Alcentra since its inception, the Board determined that SCMG is uniquely situated to provide those services to the Company.The Board concluded that, overall, the positive aspects of the proposed Merger to the Company and its stockholders substantially outweigh the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement, the Merger and the transactions contemplated thereby, including the Consulting Agreement.

Pursuant to the Consulting Agreement, SCMG will utilize its knowledge of Stira Alcentra to provide consulting services to the Company relating to the post-Merger integration of Stira Alcentra into the Company, including: (1) with respect to Stira Alcentra’s operations, financial performance and financial statements, (2) responding to questions from former Stira Alcentra shareholders, (3) interacting with the independent broker-dealer systems through which Stira Alcentra’s shares were sold prior to the Merger, (4) integration of Stira Alcentra’s shareholder accounts into the Company’s shareholder account system, and (5) certain other services specified in the Consulting Agreement. The Consulting Agreement has an initial term of eighteen (18) months after closing

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  38

of the Merger and may be extended upon agreement of the parties. In exchange for providing the services under the Consulting Agreement, SCMG will receive consulting fees of $85,000 per month from the Company during the term of the Consulting Agreement. For the year ended June 30, 2019, the total consulting fees were $145,323 which is presented as part of General and administrative expense in the Statement of Operations.

In accordance with the terms of the Merger Agreement, Stira Alcentra was merged with and into the Company, with the Company being the surviving entity of the Merger. The separate corporate existence of Stira Alcentra ceased upon completion of the Merger and 2,552,237 shares of the Company’s common stock were issued in connection with the Stira Alcentra Acquisition on May 10, 2019. The exchange ratio at which common shares of Stira Alcentra were converted to common shares of the Company was based on the applicable class of Stira Alcentra shares and the Company’s most recent estimated net asset value per share of $13.70. Fractional shares were rounded up to the next greater number of whole the Company’s shares. Net proceeds from the merger were $34,965,647, of which $439,500 is included on the Statement of Assets and Liabilities as a receivable under Receivable for shares issued in connection with merger.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  39

Note 12. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended June 30. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Per share data:
Net asset value, beginning of year	$13.47	$14.43	$14.24	$13.39	$9.60
Net investment income(a)(g)	1.61	1.60	1.76	2.03	1.64
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments(a)	(0.71)	(1.19)	(0.22)	0.27	0.58
Net increase in net assets resulting from operations	0.90	0.41	1.54	2.30	2.22
Distributions to common stockholders(f)
Dividends from net investment income(a)	(1.05)	(0.83)	(1.30)	(1.50)	(1.50)
Capital gain(a)	(0.01)	(0.03)	—	—	—
Return of capital(a)	(0.42)	(0.64)	(0.21)	—	—
Total distributions(b)	(1.48)	(1.50)	(1.51)	(1.50)	(1.50)
Offering costs(a)	—	—	—	(0.02)	(0.27)
Other(c)	0.13	0.13	0.16	0.07	3.34
Net asset value, end of year	$13.02	$13.47	$14.43	$14.24	$13.39

Total return, based on NAV(d)	8.06%	3.94%	12.82%	19.13%	56.24%
Supplemental Data:
Net assets, end of year	$399,704,924	$332,681,912	$285,033,346	$182,280,330	$69,237,648
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(g)	8.46%	6.41%	6.91%	7.11%	9.76%
Expenses after expense support (reimbursements)/repayments, net(e)(g)	8.46%	6.25%	7.52%	3.49%	—%
Net investment income(g)	11.90%	11.46%	12.22%	14.94%	13.04%

Portfolio turnover	0%	1%	1%	1%	1%

(a) Calculated based on weighted average shares outstanding during the year.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s shares are not publicly traded.

(e) For the years ended June 30, 2018, 2017, 2016, and 2015 there were Expense Support Repayments (Reimbursements), net of ($675,148), $1,441,093, ($4,630,655) and ($1,593,549), respectively. There were no Expense Support Repayments (Reimbursements) for the year ended June 30, 2019.

(f) The amounts reflected for the year ended June 30, 2018 were updated based on tax information received subsequent to the N-CSR filing. Certain reclassifications have been made in the presentation of prior year amounts to conform to the presentation for the year ended June 30, 2019. See Note 2 within the accompanying notes to financial statements for further discussion.

(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2019 and 2018 are 1.34% and 0.00%, respectively.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  40

Manditorily Redeemable Preferred Shares as of June 30, 2019(a)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
Series A Term Preferred Stock Due 2025	$37,504,575	$349	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	$524	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	$325	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	$501	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Note 13. Subsequent Events
During the period from July 1, 2019 through August 28, 2019, we raised $6.3 million of capital, net of offering proceeds, through the issuance of 450,646 shares.

During the period from July 1, 2019 through August 28, 2019, we made 3 CLO equity investment totaling $12.2 million which were all new investments.

During the period from July 1, 2019 through August 28, 2019, we issued 51,740 shares of Series D Term Preferred Shares pursuant to the Preferred Selling Agreement for proceeds of $1.3 million.

On August 27, 2019, our Board of Directors declared a series of distributions for the months of September through November
2019 reflected in the following table. Common stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
September 6, 13, 20 and 27, 2019(b)	September 30, 2019	$0.16447
October 4, 11, 18 and 25, 2019	October 28, 2019	0.09320
November 1, 8, 15, 22 and 29, 2019	December 2, 2019	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  41

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company have adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  42

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Frank Muller is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(4)
M. Grier Eliasek (46) Chairman of the Board, Director, Chief Executive Officer and President (February 2013)	2021	3
President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of the Adviser of FLEX, Chief Execuitve Officer and President of FLEX, President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration

Frank Muller (57) Director (January 2018)	2020	1	Chief Executive Officer of Provasi Capital Partners LP and other senior executive positions at Stratera.
Independent Directors
Andrew C. Cooper (57) Director (February 2013)	2021	3
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.

William J. Gremp (76) Director (February 2013)	2020	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (61) Director (February 2013)	2019	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)	The business address of each director of the Company is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, FLEX, and PSEC.

(3)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and our Adviser. Mr. Muller is an interested director as defined in the 1940 Act because of his position as an officer of Stratera.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  43

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 40(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser, the Adviser of FLEX, FLEX and PSEC.

Michael D. Cohen, 45(1)	Executive Vice President	Since July 2012
Mr. Cohen is also the Executive Vice President of the Adviser, is the President of Vertical Capital Income Fund since July 2015, and has served in numerous executive roles with other entities affiliated with Stratera Holdings since 2005.

(1)	The business address of Ms. Van Dask and Mr. Cohen is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for year ended June 30, 2019.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Frank Muller	—	—	—
Independent Directors
Andrew C. Cooper	50,000	—	50,000
William J. Gremp	50,000	—	50,000
Eugene S. Stark	50,000	—	50,000
	Total director compensation		$150,000
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

2019 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  44

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Destra Investor Services, LLC. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Destra Investor Services for the costs and expenses incurred by Destra Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

STOCKHOLDER APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

On May 30, 2019, the Company held a special meeting of stockholders (the “Special Meeting”) at which stockholders voted to approve a new investment advisory agreement (the “Investment Advisory Agreement”) with Priority Senior Secured Income Management, LLC (the “Adviser”), that is identical in all respects except for the date of effectiveness and the term to the Company’s investment advisory agreement with the Adviser, dated May 9, 2013 (the “Prior Investment Advisory Agreement”). The Prior Investment Advisory Agreement had terminated as a result of a technical “change in control” and “assignment” as such terms are defined under the Prior Investment Advisory Agreement. The Investment Advisory Agreement has an initial two year term, after which it will remain in effect year-to-year if approved annually by the Company’s Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.

Board Considerations

Under the Prior Investment Advisory Agreement, the Adviser has served as the Company’s investment adviser and has been responsible for the Company’s overall investment strategy and its implementation since the inception of the Company. The Board has approved annual renewals of the Prior Investment Advisory Agreement in 2015, 2016, 2017 and 2018. The Prior Investment Advisory Agreement was last approved by the Board on April 24, 2018 and by stockholders on May 9, 2013.

The Board held a telephonic meeting on April 19, 2019 at which it unanimously approved  an interim investment advisory agreement
(the “Interim Advisory Agreement”) with the Adviser, as permitted by Rule 15a-4 of the 1940 Act, which is identical in all material respects to the Prior Investment Advisory Agreement except for the date of effectiveness and the term of each. The Interim Advisory Agreement is effective for 150 days from the date of the termination of the Prior Investment Advisory Agreement. At the in-person meeting held on April 22, 2019, the Board unanimously approved the Investment Advisory Agreement, which is identical in all material respects to the Prior Investment Advisory Agreement and the Interim Advisory Agreement except for the date of effectiveness and the term of each, and approved to submit for stockholder approval at the Special Meeting of stockholders.

In connection with the Board’s review of the Interim Advisory Agreement and the Investment Advisory Agreement, the Independent Directors requested, and the Adviser provided the Board with, information about a variety of matters relating to, among other things:

•
The nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser and the assurance from the Adviser that there will be no diminution in the nature, quality and extent of services as a result of the technical “change in control” of the Adviser.

•	The investment performance of individuals affiliated with the Company and the Adviser.

•	That there are no changes to the advisory fee rates and expense arrangements provided for in the Prior Investment Advisory Agreement.

•	The absence of any changes in the employees and staff of the Adviser or the Adviser’s day-to-day operations following the technical “change in control” of the Adviser.

•	Comparative data with respect to advisory fees or similar expenses paid by other registered investment companies with similar investment objectives.

•	The Company’s projected operating expenses and expense ratio compared to registered investment companies with similar investment objectives.

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PRIORITY INCOME FUND, INC.                                  45

•	Any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships.

•	Information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement.

•	The organizational capability and financial condition of the Adviser and its affiliates.

•
The Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser.

•	The possibility of obtaining similar services from other third party service providers or through an internally managed structure.

In connection with the unanimous approval by the Board, including the Independent Directors, of the Interim Advisory Agreement and the Investment Advisory Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, the fiduciary duty of investment advisers with respect to advisory agreements and compensation, the standards used by courts in determining whether investment company boards have fulfilled their duties and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Interim Advisory Agreement and the Investment Advisory Agreement, the Independent Directors received materials in advance of the meetings from the Adviser that included, among other things, a comparison of the fee rates charged by advisers to competing closed-end funds. The Board applied its business judgment to determine whether the arrangements between the Company and the Adviser are reasonable business arrangements from the Company’s perspective as well as from the perspective of the Company’s stockholders.

ADDITIONAL INFORMATION
Portfolio Information
The Company prepares Form N-PORT, which contains a schedule of its portfolio holdings, on a monthly basis and files its N-PORT filings with the Securities and Exchange Commission on a quarterly basis 60 days after the end of the quarter. The Company’s N-PORT filings for the third month of the quarter are available on the Commission’s website at http://www.sec.gov.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com and (iii) on the SEC’s website at http://www.sec.gov.

Tax Information
For tax purposes, distributions to common stockholders during the year ended June 30, 2019 were approximately $28,489,206 for distributions from net investment income, $11,293,866 from return of capital and $270,391 from capital gain. Distributions to preferred shareholders during the year ended June 30, 2019 were $4,491,205 for distributions from net investment income.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

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PRIORITY INCOME FUND, INC.                                  46

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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PRIORITY INCOME FUND, INC.                                  47

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Frank Muller

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael D. Cohen, Executive Vice President
Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER
Priority Senior Secured Income Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

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PRIORITY INCOME FUND, INC.                                  48

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priorityincomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priorityincomefund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

a.
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended June 30, 2019 was approximately $610,284 and for the fiscal year ended June 30, 2018 was $430,000.

b.
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2019 was approximately $173,000 and for the fiscal year ended June 30, 2018 was $254,000.

c.
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal year ended June 30, 2019 was approximately $0 and for the fiscal year ended June 30, 2018 was $21,850.

d.	All Other Fees. There were no fees billed for services rendered by BDO that are not included in (a) - (c) above in the fiscal years ended June 30, 2019 and June 30, 2018.

e.
(1) The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/ or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Not applicable.

f.	Not applicable.

g.
For the fiscal years ended June 30, 2019 and June 30, 2018, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $5,250 and $5,175, respectively.

h.
For the fiscal years ended June 30, 2018 and June 30, 2017, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $5,175 and $5,175, respectively.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Priority Senior Secured Income Management, LLC. As of and for the year ended June 30, 2019, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Priority Senior Secured Income Management, LLC are set forth below.

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
The guidelines will be reviewed periodically by Priority Senior Secured Income Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Priority Senior Secured Income Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of June 30, 2019, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President; and Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as John W. Kneisley, and Nishil Mehta. The Adviser’s professionals must approve each new investment the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the

Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.

Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management L.P., Prospect Administration LLC, Pathway Capital Opportunity Fund, Inc., Pathway Capital Opportunity Management, LLC, Prospect Capital Corporation and/or Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser. All of the entities below pay an advisory fee based on performance.

Name	Entity	Investment Focus	Gross Assets (1)
Prospect Capital Corporation (2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies.	$5.8 billion
TP Flexible Income Fund, Inc.	Closed-end management investment company	Investments in securities of companies that operate primarily in the infrastructure sector.	$33.0 million

(1) Gross assets are calculated as of June 30, 2019 for Prospect Capital Corporation and TP Flexible Income Fund, Inc.
(2) Mr. Cohen is not involved in management of this entity.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, and Stratera Holdings. However, Prospect Capital Management L.P. and Stratera Holdings believe that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Van Dask and assisted by John W. Kneisley, Nishil Mehta and Colin McGinnis, who serve as Managing Director, Principal and Vice President, respectively, for Priority Senior Secured Income Management, LLC. These individuals have served in their respective roles since we began operations in May 2013 (except for Ms. Van Dask whose role began since April 2018). Biographical information for Messrs. Barry, Kneisley, Mehta and McGinnis is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with over 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors. In addition to overseeing the Adviser and Prospect Capital Corporation, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. The Company also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry served as Law Clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chief Executive Officer of our Adviser, as Chairman and Chief Executive Officer of Prospect Capital Corporation, as President and Secretary of Prospect Capital Management and as President, Secretary and Managing Director of Prospect Administration provides him with a continuously updated understanding of investment companies, their operations, and the business and regulatory issues facing the Company. Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

John W. Kneisley is a Managing Director of our Adviser with 27 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management and Priority Senior Secured Income Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

Nishil Mehta is a Managing Director of our Adviser with 16 years of finance industry experience. Mr. Mehta is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. McGinnis, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Mehta serves a similar role at Prospect Capital Management where he manages capital-raising for Prospect Capital Corporation and critical relationships with Prospect Capital Corporation’s investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia’s CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.

Colin McGinnis is a Principal of our Adviser with 12 years of finance industry experience. Mr. McGinnis is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Mehta, manages our relationships with CLO collateral managers and CLO underwriters. Mr. McGinnis serves a similar role at Prospect Capital Management where he assists in originating, executing and managing investments in a variety of industries, including investments in CLOs. From 2011 to 2012, Mr. McGinnis worked as an Associate at Credit Suisse, where he originated and executed leveraged finance, IPO and M&A transactions. From 2005 to 2009, Mr. McGinnis worked as a Credit Analyst and Associate at Barclays Capital, where he underwrote, invested in and restructured CDO and CLO, leveraged finance and commercial real estate transactions for corporations and financial sponsors. He also managed a portfolio of performing and non-performing loans financed through total return swaps with hedge fund counterparts. Mr. McGinnis holds an MBA with honors and a BS in Economics, magna cum laude from the Wharton School of the University of Pennsylvania. He also holds the CFA designation.

The following table sets forth, as of June 30, 2019 the dollar range of our equity securities that are owned by each of our portfolio managers, based on the current public offering price of Class R of $15.19 per share.

Name of Professional	Dollar Range of Equity Securities (1)
John F. Barry III (2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen	$100,001-$500,000
Kristin Van Dask	None
John W. Kneisley	None
Nishil Mehta	None
Colin McGinnis	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I Common Stock that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSRS (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 28, 2019

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 28, 2019